                                SCHEDULE 14A
                   Information required in Proxy Statement
                          Schedule 14A Information
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by Registrant   [x]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                       THE BRAZILIAN EQUITY FUND, INC.
             (Name of Registrant as Specified In Its Charter)
                                Not Applicable
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
            Payment of Filing Fee (Check the appropriate box):

[x]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
[ ]    (1)    Title of each class of securities to which transaction applies:
[ ]    (2)    Aggregate number of securities to which transaction applies:
[ ]    (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
[ ]    (4)    Proposed maximum aggregate value of transaction:
[ ]    (5)    Total fee paid:
[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

                         THE BRAZILIAN EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

DEAR SHAREHOLDER:

     As you may recall, at the annual meeting of shareholders held on January 16, 2003, shareholders of The Brazilian Equity Fund, Inc. (the "Fund") approved a Plan of Liquidation and Dissolution (the "Plan") which had been adopted by the Fund's Board of Directors as part of a settlement agreement with the plaintiff in two lawsuits then pending against the Fund and the Fund's adviser. The Plan provides that the Fund will be liquidated and dissolved within 30 days following the issuance by the Securities and Exchange Commission ("SEC") of an order under the Investment Company Act of 1940, as amended (the "1940 Act"), exempting the Fund from certain provisions of the 1940 Act and permitting it to participate in the settlement on the agreed terms. An application requesting such order was filed with the SEC in November 2002 and the Fund recently received comments on the application from the SEC staff. The Fund has instructed its counsel to proceed as promptly as practicable to review such comments and file a responsive amendment to the Fund's application.

     Pursuant to the rules of the New York Stock Exchange, Inc., where the Fund's shares are listed for trading, the Fund is required to hold an annual meeting of shareholders. Since the Fund cannot predict whether or when the SEC will act favorably upon the Fund's pending exemptive application, the Fund must hold an annual meeting of shareholders. We regret the necessity of incurring this additional expense, but under the circumstances are obligated to do so.

                                           Respectfully,

                                         /s/ Joseph D. Gallagher

                                           JOSEPH D. GALLAGHER
                                                CHAIRMAN

Dated: March 8, 2004
New York, New York

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

                         THE BRAZILIAN EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2004


TO THE SHAREHOLDERS OF
THE BRAZILIAN EQUITY FUND, INC.:

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the "Meeting") of The Brazilian Equity Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on April 21, 2004, at 2:00 p.m. New York time.

     The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

          1.   To elect two (2) directors of the Fund.

     This item is discussed in greater detail in the attached Proxy Statement.

     The close of business on February 23, 2004 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Meeting.

     This notice and related proxy material are first being mailed on or about March 8, 2004.

                           By order of the Board of Directors

                                           /s/ Michael A. Pignataro

                                             MICHAEL A. PIGNATARO
                                                   SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 8, 2004
New York, New York

                 (This page has been left blank intentionally.)

                         THE BRAZILIAN EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017


                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2004


     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Brazilian Equity Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on April 21, 2004 (commencing at 2:00 p.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $1,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 8, 2004.

     CSAM has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. BankBoston, N.A., Sao Paulo (the "Brazilian Administrator"), located at Av. Dr. Chucri Zaidan, 146-10 andar, Sao Paulo, SP 04583-110, Brazil, serves as the Brazilian administrator of the Fund.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended March 31, 2003 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO THE BRAZILIAN EQUITY FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT www.csam.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for director, and, in accordance with the judgment of the persons named in the Proxy on an any matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of a director will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

     CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 23, 2004, there were 5,580,441 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

     In order that your Shares may be represented at the Meeting, you are requested to:
     --indicate your instructions on the Proxy;
     --date and sign the Proxy;
     --mail the Proxy promptly in the enclosed envelope;
     --allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. on April 21, 2004.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The only proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund. If elected, each director will hold office for the term set forth below and until his successor is elected and qualified.

     Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, each class having a term of three years and until their successors are duly elected and qualified. Each year the term of one class will expire. Joseph D. Gallagher and Martin M. Torino are each being nominated to serve as Class I Directors for three-year terms to expire at the Fund's 2006 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Enrique R. Arzac, George W. Landau and Miklos A. Vasarhelyi are each Class II Directors whose terms will expire at the Fund's 2004 Annual Meeting of Shareholders. James J. Cattano, Robert J. McGuire and William W. Priest, Jr. are each Class III Directors whose terms will expire at the Fund's 2005 Annual Meeting of Shareholders.

     Each nominee has indicated an intention to serve if elected and have each consented to being named in this Proxy Statement.

     The following tables set forth certain information regarding the nominees for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                    DIRECTORS

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND
                                 POSITION(S)   TERM OF OFFICE AND        PRINCIPAL            COMPLEX
      NAME, ADDRESS, AND          HELD WITH      LENGTH OF TIME        OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS
         DATE OF BIRTH              FUND             SERVED         DURING PAST 5 YEARS     BY DIRECTOR     HELD BY DIRECTOR
      ------------------         -----------   ------------------   -------------------    -------------   -------------------
NON-INTERESTED NOMINEE FOR
DIRECTOR:
Martin M. Torino                 Director,     Since 1992;          Chief Executive
   c/o Credit Suisse Asset       Nominating    current term ends    Officer and Director         3         None
   Management, LLC               and Audit     at the Meeting       of Celsur Logistica
   Attn:  General Counsel        Committee                          S.A. (Logistics)
   466 Lexington Avenue          Member                             since 2002; Chairman
   New York, New York                                               of the Board of
   10017-3140                                                       Ingenio y Refineria
   Date of Birth: 08/14/49                                          San Martin Del
                                                                    Tabacal S.A. (a
                                                                    sugar refinery) from
                                                                    August 1996 to 2000

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND
                                 POSITION(S)   TERM OF OFFICE AND        PRINCIPAL            COMPLEX
      NAME, ADDRESS, AND          HELD WITH      LENGTH OF TIME        OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS
         DATE OF BIRTH              FUND             SERVED         DURING PAST 5 YEARS     BY DIRECTOR     HELD BY DIRECTOR
      ------------------         -----------   ------------------   -------------------    -------------   -------------------
INTERESTED NOMINEE FOR DIRECTOR:
Joseph D. Gallagher*             Director,     Since 2003           Managing Director,          45         None
   c/o Credit Suisse Asset       Chairman of                        Chief Executive
   Management, LLC               the Fund,                          Officer of CSAM and
   466 Lexington Avenue          Chief                              Global Chief
   New York, New York            Executive                          Operating Officer of
   10017-3140                    Officer and                        Credit Suisse Asset
   Date of Birth: 12/14/62       President                          Management since
                                                                    2003; Global Chief
                                                                    Financial Officer,
                                                                    Credit Suisse Asset
                                                                    Management from 1999
                                                                    to 2003; Chief
                                                                    Executive Officer
                                                                    and Director of
                                                                    Credit Suisse Asset
                                                                    Management Limited,
                                                                    London, England from
                                                                    June 2000 to 2003;
                                                                    Director of Credit
                                                                    Suisse Asset
                                                                    Management Funds
                                                                    (UK) Limited,
                                                                    London, England from
                                                                    June 2000 to 2003;
                                                                    Managing Director,
                                                                    Head-Asian Corporate
                                                                    Finance and M&A,
                                                                    Credit Suisse First
                                                                    Boston, Hong Kong,
                                                                    China from January
                                                                    1998 to May 1999;
                                                                    Officer of other
                                                                    Credit Suisse Funds

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND
                                 POSITION(S)   TERM OF OFFICE AND        PRINCIPAL            COMPLEX
      NAME, ADDRESS, AND          HELD WITH      LENGTH OF TIME        OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS
         DATE OF BIRTH              FUND             SERVED         DURING PAST 5 YEARS     BY DIRECTOR     HELD BY DIRECTOR
      ------------------         -----------   ------------------   -------------------    -------------   -------------------
NON-INTERESTED DIRECTORS:
Enrique R. Arzac                 Lead          Since 1996;          Professor of Finance         8         Director of The
   c/o Credit Suisse Asset       Director,     current term ends    and Economics,                         Adams Express
   Management, LLC               Nominating    at the 2004 annual   Graduate School of                     Company (a closed-
   Attn:  General Counsel        Committee     meeting              Business, Columbia                     end investment
   466 Lexington Avenue          Chairman                           University since                       company); Director
   New York, New York            and Audit                          1971                                   of Petroleum and
   10017-3140                    Committee                                                                 Resources
   Date of Birth: 10/02/41       Member                                                                    Corporation
                                                                                                           (a closed-end
                                                                                                           investment company)

James J. Cattano                 Director,     Since 1992;          President, Primary           4         None
   c/o Primary                   Audit         current term ends    Resources, Inc. (an
   Resources, Inc.               Committee     at the 2005 annual   international
   55 Old Field Point Road       Chairman      meeting              trading and
   Greenwich, Connecticut        and                                manufacturing
   06830                         Nominating                         company specializing
   Date of Birth: 06/24/43       Committee                          in the sale of
                                 Member                             agricultural
                                                                    commodities
                                                                    throughout Latin
                                                                    American markets)
                                                                    since 1996

George W. Landau                 Director      Since 1992;          Senior Advisor,              5         Director of GAM
   c/o Credit Suisse Asset       and Audit     current term ends    Latin America, The                     Funds, Inc.
   Management, LLC               Committee     at  the 2004         Coca-Cola Company
   Attn:  General Counsel        Member        annual meeting       since 1987; Advisor
   466 Lexington Avenue                                             of Guardian
   New York, New York                                               Industries (a glass
   10017-3140                                                       manufacturer) since
   Date of Birth: 03/04/20                                          1992

Robert J. McGuire                Director      Since 1998;          Of Counsel,                  1         Director of Trump
   565 Fifth Avenue, 9th Floor   and           current term ends    Morvillo,                              Hotels & Casino
   New York, New York            Nominating    at  the 2005         Abramowitz, Graud,                     Resorts; Director of
   10017                         Committee     annual meeting       Iason & Silberberg,                    Mutual of America
   Date of Birth: 12/08/36       Member                             P.C. since 1998;                       Investment Corp.;
                                                                    President and Chief                    Director of GAM
                                                                    Operating Officer of                   Funds, Inc.;
                                                                    Kroll Associates                       Director of GAM
                                                                    from 1989 to 1997                      Avalon Funds, Inc.;
                                                                                                           Director of Six
                                                                                                           Flags, Inc.
                                                                                                           (entertainment);
                                                                                                           Trustee of Iona
                                                                                                           College

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND
                                 POSITION(S)   TERM OF OFFICE AND        PRINCIPAL            COMPLEX
      NAME, ADDRESS, AND          HELD WITH      LENGTH OF TIME        OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS
         DATE OF BIRTH              FUND             SERVED         DURING PAST 5 YEARS     BY DIRECTOR     HELD BY DIRECTOR
      ------------------         -----------   ------------------   -------------------    -------------   -------------------
Miklos A. Vasarhelyi             Director      Since 1998;          William von Minden           1         None
   Rutgers University            and           current term ends    Professor of
   180 University Avenue         Nominating    at  the 2004         Accounting
   Newark, New Jersey            Committee     annual meeting       Information Systems,
   07102                         Member                             Rutgers University
   Date of Birth: 07/28/44                                          since 1989

INTERESTED DIRECTOR:
William W. Priest, Jr.*          Director      Since 1997;          Co-Managing Partner,        49         Director of Globe
   Steinberg, Priest &                         current term ends    Steinberg Priest &                     Wireless, LLC (a
   Sloane Capital                              at the 2005 annual   Sloane Capital                         maritime
   Management, LLC                             meeting              Management, LLC                        communications
   12 East 49th Street,                                             since March 2001;                      company); Director
   12th Floor                                                       Chairman and                           of InfraRedX (a
   New York, New York                                               Managing Director of                   medical device
   10017                                                            CSAM from 2000 to                      company)
   Date of Birth: 09/24/41                                          February 2001, Chief
                                                                    Executive Officer
                                                                    and Managing
                                                                    Director of CSAM
                                                                    from 1990 to 2000

-----------
  * Mr. Priest is an interested person of the Fund, as defined in the 1940 Act, because up to December 31, 2002 he was retained by CSAM to provide consulting services. Mr. Gallagher is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM.

                                        OFFICERS

      NAME, ADDRESS, AND         POSITION(S) HELD
         DATE OF BIRTH               WITH FUND      LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
      ------------------         ----------------   ---------------------         -------------------------------------------
Hal Liebes                       Senior Vice        Since 1997              Managing Director and Global General Counsel of CSAM;
   c/o Credit Suisse Asset       President                                  Associated with CSAM since 1997; Officer of other
   Management, LLC                                                          Credit Suisse Funds
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 07/06/64

Emily Alejos                     Chief Investment   Since 1999              Director of CSAM since January 1999; Vice President of
   c/o Credit Suisse Asset       Officer                                    CSAM from 1997 to January 1999; Associated with CSAM
   Management, LLC                                                          since 1997; Officer of other Credit Suisse Funds
   466 Lexington Avenue
   New York, New York 10017-3140
   Date of Birth: 10/27/63

      NAME, ADDRESS, AND         POSITION(S) HELD
         DATE OF BIRTH               WITH FUND      LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
      ------------------         ----------------   ---------------------         -------------------------------------------
Michael A. Pignataro             Chief Financial    Since 1993              Director and Director of Fund Administration of CSAM;
   c/o Credit Suisse Asset       Officer and                                Associated with CSAM since 1984; Officer of other
   Management, LLC               Secretary                                  Credit Suisse Funds
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 11/15/59

Robert M. Rizza                  Treasurer          Since 1999              Assistant Vice President of CSAM since January 2001;
   c/o Credit Suisse Asset                                                  Associated with CSAM since 1998; Officer of other
   Management, LLC                                                          Credit Suisse Funds
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 12/09/65

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each director.

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                DIRECTOR IN CSAM FAMILY OF
                                        DOLLAR RANGE OF EQUITY SECURITIES          CLOSED-END INVESTMENT
NAME OF DIRECTOR OR NOMINEE                   IN THE FUND(1)(2)(3)                  COMPANIES(1)(2)(4)
---------------------------             ---------------------------------   -----------------------------------
NON-INTERESTED NOMINEE FOR DIRECTOR:
Martin M. Torino                                        C                                    D

INTERESTED NOMINEE FOR DIRECTOR:
Joseph D. Gallagher                                     A                                    A

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                        C                                    E
James J. Cattano                                        B                                    D
George W. Landau                                        C                                    D
Robert J. McGuire                                       C                                    E
Miklos A. Vasarhelyi                                    B                                    B

INTERESTED DIRECTOR:
William W. Priest, Jr.                                  B                                    C

----------
(1)  Key to Dollar Ranges:
       A.   None
       B.   $1 - $10,000
       C.   $10,001 - $50,000
       D.   $50,001 - $100,000
       E.   over $100,000

(2) This information has been furnished by each Director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(3) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(4) "CSAM Family of Closed-End Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2003, none of the non-interested nominee for election to the Board, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

     During the fiscal year ended March 31, 2003, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended March 31, 2003 to all such unaffiliated directors was $55,000. Each director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

     During the fiscal year ended March 31, 2003, the Board convened seven times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a director.

     Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened twice during the fiscal year ended March 31, 2003. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Messrs. Arzac, Cattano, McGuire, Torino and Vasarhelyi constitute the Fund's Nominating Committee, which is composed of Directors who are non-interested Directors of the Fund. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. At a meeting of the Nominating Committee held on February 12, 2004, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Gallagher and Torino each for a three-year term. The Nominating Committee selects and nominates non-interested Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted in writing to the Nominating Committee in care of the Secretary of the Fund. The Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix A). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. The 2002 Annual Meeting of Shareholders was not attended by any of the Fund's directors.

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to the Audit Committee Charter adopted by the Board, the Audit Committee is responsible for conferring with the Fund's independent auditors, reviewing annual financial statements, approving the selection of the Fund's independent auditors and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent auditors are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended March 31, 2003. The Audit Committee has also met with the Fund's independent auditors, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between independent auditors and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent auditors. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to Shareholders for the fiscal year ended March 31, 2003 and be mailed to shareholders and filed with the SEC.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                James J. Cattano
                                George W. Landau
                                Martin M. Torino

                              INDEPENDENT AUDITORS

     At a meeting held on May 21, 2003, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending March 31, 2004. PwC has been the Fund's independent auditors since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended March 31, 2003.

                                         CSAM
                                          AND
                                        CERTAIN
                            FUND      AFFILIATES
                          --------    ----------
Audit Fees                $ 36,000    $        0

Financial Information
Systems Design and
Implementation Fees       $      0    $        0

All Other Fees            $ 11,200*   $        0

----------
  * FEES ARE COMPRISED OF: (1) $3,000 RELATED TO AGREED UPON PROCEDURES IN CONNECTION WITH THE FUND'S SEMI-ANNUAL REPORTING; AND (2) $8,200 IN TAX SERVICES IN CONNECTION WITH A REVIEW OF THE FUND'S EXCISE TAX CALCULATIONS AND REVIEW OF APPLICABLE TAX RETURNS.

                                  COMPENSATION

     The following table shows certain compensation information for the directors for the fiscal year ended March 31, 2003. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                  TOTAL COMPENSATION FROM FUND
                                         AGGREGATE COMPENSATION     AND FUND COMPLEX PAID TO
NAME OF DIRECTOR OR NOMINEE                   FROM THE FUND               DIRECTORS(1)
---------------------------              ----------------------   ----------------------------
NON-INTERESTED NOMINEE FOR DIRECTOR:
Martin M. Torino                               $   8,500                   $   24,500

INTERESTED NOMINEE FOR DIRECTOR:
Joseph D. Gallagher                                    0                            0

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                   9,500                       79,375
James J. Cattano                                   9,500                       35,500
George W. Landau                                   9,000                       43,000
Robert J. McGuire                                  9,000                        9,000
Miklos A. Vasarhelyi                               9,500                        9,500

INTERESTED DIRECTORS:
William W. Priest, Jr.                                 0                            0
Richard W. Watt(2)                                     0                            0

----------
(1) 50 funds comprise the Fund complex. See the "Directors" table for the number of funds each director serves.
(2)  Effective January 17, 2003, Mr. Watt resigned as a director.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of February 20, 2004, to the Fund's knowledge no shareholder held 5% or more of the Fund's shares except as set forth below.

                                                                    PERCENT
                                                NUMBER OF SHARES      OF
NAME AND ADDRESS                               BENEFICIALLY OWNED   SHARES
----------------                               ------------------   ------
Deutsche Bank AG*                                    784,000          14.05%
Taunusanlage 12 D-60325
Frankfurt am Main Federal
Republic of Germany

President and Fellows of Harvard College**         1,757,000          31.5%
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210

----------
  * AS STATED IN A SCHEDULE 13G/A FILED WITH THE SEC ON FEBRUARY 9, 2004.

 ** AS STATED IN A SCHEDULE 13D FILED WITH THE SEC ON FEBRUARY 20, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser , and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended March 31, 2003, all filing requirements applicable to such persons were complied with except for the following:

     Due to an administrative oversight, a Form 4 was not timely filed to report the purchase on December 18, 2002 of shares of the Fund by each of Enrique R. Arzac, George W. Landau, Robert J. McGuire, Martin M. Torino and Miklos A. Vasarhelyi. Separate Forms 4 were filed on December 23, 2002 to report each such event.

     Deutsche Bank AG: A Form 3 was not timely filed to report its 10% ownership in the Fund as of February 27, 2002. A Form 3 was filed on January 3, 2003 to report this event.

     Laurence R. Smith: A Form 3 was not timely filed to report his appointment as Chairman, President and Chief Executive Officer of the Fund on May 13, 2002. A Form 3 was filed on June 10, 2003 to report this event. Mr. Smith resigned as Chairman, President and Chief Executive Officer of the Fund on May 21, 2003.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2004 annual meeting of shareholders, the shareholder proposal must be received by the Fund a reasonable time before the Fund begins to print its proxy materials for the 2004 annual meeting. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) and received at, The Brazilian Equity Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2004 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                                                      APPENDIX A

                          NOMINATING COMMITTEE CHARTER

     This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of each fund (the "Fund") advised by Credit Suisse Asset Management, LLC ("CSAM") listed on Appendix A hereto (each such Charter being a separate Charter).

     1.   PURPOSE & SCOPE

          (a) The Committee believes that it is in the best interest of the Fund and its shareholders to seek highly-qualified candidates to serve as members of the Board.

          (b) The Committee shall, therefore, be responsible for recommending to the Board persons to be nominated by the Board for election as directors at the Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between meetings of shareholders.

     2.   MEMBERSHIP

          (a) The Committee for each Fund shall consist of all of the Directors who are not subject to a waiver of the normal retirement age and are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

          (b)  The Committee shall appoint its Chairperson by a majority vote.

          (c) The compensation, if any, of the Committee members shall be as determined by the Board.

     3.   NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

          (a) In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, financial literacy, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Committee may, in its discretion, establish specific, minimum qualifications or skills that must be met by Committee-nominated or shareholder-nominated candidates.

          (b) The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards

     4.   ADDITIONAL RESPONSIBILITIES

          (a) The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

          (b) The Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

          (c) The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

          (d) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

          (e) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

     5.   PROCEDURAL MATTERS

          (a)  The Committee shall meet at least once a year.

          (b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

          (c) The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

          (d) The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

     February 2004

                                   APPENDIX A

CLOSED-END FUNDS:

     The Brazilian Equity Fund, Inc.
     The Chile Fund, Inc.
     The Emerging Markets Telecommunications Fund, Inc.
     The First Israel Fund, Inc.
     The Latin America Equity Fund, Inc.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                                 THE BRAZILIAN EQUITY FUND, INC.

                                                         APRIL 21, 2004


3910-PS-04

                                   PROXY

                      THE BRAZILIAN EQUITY FUND, INC.

             This Proxy is Solicited on Behalf of the Board
                     of The Brazilian Equity Fund, Inc.

            ANNUAL MEETING OF SHAREHOLDERS - APRIL 21, 2004

      The undersigned hereby appoints each of Hal Liebes and Michael A. Pignataro, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Brazilian Equity Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on April 21, 2004 at 2:00 p.m., New York time.

      PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

_____________________________SEE REVERSE SIDE_____________________________

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[x]Please mark votes as in this example.

      This proxy, if properly executed, will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the nominees in Proposal 1.

1.    Election of Directors

      Nominees:    (01)    Joseph D. Gallagher

                   (02)    Martin M. Torino

      FOR NOMINEE(S)    [ ]        [ ]    WITHHOLD FROM NOMINEE(S)

The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

      VOTE THIS CARD TODAY

      By mail

      MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT [ ]

      NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:_______________ Date_______________

Signature:_______________ Date_______________